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                          SUPPLEMENT DATED MAY 10, 2005
                                TO THE PROSPECTUS
                              DATED APRIL 29, 2005

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
              SALOMON BROTHERS VARIABLE TOTAL RETURN FUND CLASS II

     The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus of Salomon Brothers Variable Series Funds Inc with respect to the Salomon Brothers Variable Total Return Fund Class II (the "Fund"):

     The Performance Table on page 4 of the Fund's Prospectus has been amended to reflect that the Citigroup BIG Index average annual total return since the Fund's inception is 2.76%.

     The Financial Highlights table on page 18 of the Fund's Prospectus has been amended by inserting a dagger footnote reference after the Ratio of Net Investment Income to Average Net Assets in 2003: 1.25'D', to reflect that it is annualized.

     FD03179



                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as ................................. 'D'